POWER OF ATTORNEY

Know all by these presents, that the undersigned

hereby constitutes
and appoints each of Thomas S. Grilk  and Lynda M.

Avallone, signing
singly, the undersigned's true and lawful

attorney-in-fact to:

(1)	execute for and on behalf of the
undersigned,
in the undersigned's
capacity as an officer and/or
director of Brooks
Automation, Inc. (the
"Company"), Forms 3, 4, and
5 in accordance with
Section 16(a) of the
Securities Exchange Act of
1934 and the rules
thereunder;

(2)	do and perform any and all acts
for and on behalf of
the undersigned
which may be necessary or
desirable to complete and
execute any such Form
3, 4, or 5, complete
and execute any amendment or
amendments thereto, and
timely file such
form with the United States
Securities and Exchange
Commission and
any stock exchange or similar
authority; and

(3)	take any other
action of any type whatsoever in
connection with the
foregoing which,
in the opinion of such
attorney-in-fact, may be of benefit
to, in the
best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned
pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.


The undersigned hereby grants
to each such attorney-in-fact full

power and authority to do and perform
any and every act and thing

whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that
the foregoing attorneys-in-fact, in serving in such

capacity at the
request of the undersigned, are not assuming, nor is the

Company
assuming, any of the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

This Power
of
Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS
WHEREOF, the
undersigned has caused this Power of Attorney
to be
executed as of this
22nd day of  November, 2005.
/s/Krishna G.
Palepu
Signature


Krishna G. Palepu
Print Name